Exhibit 99.(s)(1)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh, Nick Veronis, Michael Stanton and Nicholas Coffaro his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all registration statements of Morgan Stanley Private Markets and Alternatives Fund on Form N-2 and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Mark D. Gersten	Trustee	December 4, 2025
Mark D. Gersten

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh, Nick Veronis, Michael Stanton and Nicholas Coffaro her true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for her in her name, place and stead, to sign any and all registration statements of Morgan Stanley Private Markets and Alternatives Fund on Form N-2 and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Anita K. Krug	Trustee	December 4, 2025
Anita K. Krug

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh, Nick Veronis, Michael Stanton and Nicholas Coffaro his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all registration statements of Morgan Stanley Private Markets and Alternatives Fund on Form N-2 and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Christopher Russell	Trustee	December 4, 2025
Christopher Russell

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh, Michael Stanton and Nicholas Coffaro his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all registration statements of Morgan Stanley Private Markets and Alternatives Fund on Form N-2 and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Nick Veronis	Trustee and President	December 5, 2025
Nick Veronis